SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): July 18, 2005

              Delaware                        Golden Spirit Mining Ltd.
          (State or other jurisdiction of  (Exact name of registrant as
          incorporation or organization)     specified in its charter)

                                   52-2132622
                      (I.R.S. Employer Identification No.)

      1288 Alberni Street, Suite 806, Vancouver, British Columbia, Canada
                    (Address of principal executive offices)

                                    V6E 4R8
                                   (Zip Code)

                                 (604) 664-0484
              (Registrant's telephone number, including area code)

                          Golden Spirit Minerals Ltd.
         (Former name or former address, if changed since last report)

ITEM 5.03 OTHER EVENTS AND REGULATION FD DISCLOSURE.

On July 5, 2005, the Registrant held a Special Meeting whereby the Board of Directors, by unanimous consent, adopted, effective July 18, 2005, the following amendments to its Articles of Incorporation:

Name Change.   The Registrant announces that a majority of the shares entitled to vote on such matters, approved a change of name from Golden Spirit Mining Ltd. to "Golden Spirit Gaming Ltd." On July 6, 2005, a Certificate of Amendment to its Articles of Incorporation was filed with the State of Delaware changing the name to Golden Spirit Gaming Ltd.

Change of Symbol and CUSIP Number. Commensurate with the name change, Registrant also took the necessary steps to change its symbol and CUSIP Number. Therefore, the CUSIP Number has changed from 38119R 10 8 to 38119U 10 1. Effective at the opening of business on July 18, 2005, the symbol will change from GSML to "GSGL".

ITEM 9.01  EXHIBITS.

(c)  Exhibits

Exhibit No.   	Description
-----------   	-----------
99.01		Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the undersigned, thereunto duly authorized.

Golden Spirit Mining Ltd.

/s/: Robert Klein
----------------------
By:Robert Klein, President